Exhibit 10.01

THIS SUBSCRIPTION AGREEMENT IS EXECUTED IN RELIANCE UPON (1) THE EXEMPTION PROVIDED BY SECTION 4(2) AND REGULATION D, RULE 506 FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR (2) THE EXEMPTION TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO RULE 903 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT. THIS OFFERING IS BEING MADE ONLY TO ACCREDITED INVESTORS OR TO NON-U.S. PERSONS PURSUANT TO RULE 903 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT. NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D OR REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Subscription”) has been executed by Tonix Pharmaceuticals Holding Corp., a corporation organized under the laws of the State of Nevada (the “Company”) and the purchaser set forth in the Signature Page (the “Signature Page”) attached hereto (the “Purchaser”).

WHEREAS, the purchasers (“Purchasers”) will be purchasing from the Company (the “Offering”), severally and not jointly with the other Purchasers, debentures (the “Debentures” or “Securities”), in the form attached hereto as Exhibit D, a minimum of $500,000 convertible Debentures (“Minimum Offering”) and up to a maximum of $3,000,000 Debentures (“Maximum Offering”), to be issued by the Company, in one or more Closings, on each Closing Date as set forth herein;

WHEREAS, the offer of the Debentures and, if this Subscription is accepted by the Company, the sale of Debentures, is being made in reliance upon Section 4(2) and/or Rule 506 of Regulation D of the Securities Act or Rule 903 of Regulation S promulgated under the Securities Act; and

WHEREAS, the holders of the Old Notes (as hereinafter defined) shall exchange their Old Notes for Debentures in this Offering (the “Exchanged Debentures”). The Exchanged Debentures will count towards the Minimum and Maximum Offering. In October and November 2012, the Company issued promissory notes (the “Old Notes”) in the face amount of $320,000.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

ARTICLE 1

SUBSCRIPTION

Subscription

1.1         The undersigned Purchaser, as principal, hereby subscribes to purchase the amount of Debentures set forth on the Signature Page attached hereto, at an aggregate purchase price as set forth on the Signature Page (the “Subscription Funds”).

Minimum Subscription

1.2         A minimum of $25,000 of Debentures must be purchased by the Purchaser, unless a lower amount is agreed to by the Company, in its sole discretion.

Method of Payment

1.3         The Purchaser shall pay the Subscription Funds by delivering good funds in United States Dollars by way of wire transfer of funds to the escrow account, established pursuant to the escrow agreement in the form attached hereto as Exhibit E (the “Escrow Agreement”) (or for holders of the Old Notes, by delivering the original Old Note to counsel to the Company). The wire transfer and overnight delivery instructions for the Old Notes are as set forth in Exhibits B and C, respectively, attached hereto and made a part hereof.

Upon receipt of the Subscription Funds and acceptance of this Subscription by the Company, the Company shall take up the Subscription Funds (the “Closing Date”) and issue to the Purchaser a Debenture equal in principal amount to the amount of the accepted Subscription Funds. The Purchaser and the Company acknowledge and agree that the initial closing of the Offering shall be subject to the Minimum Offering having been subscribed for.

The Purchaser acknowledges that the subscription for Debentures hereunder may be rejected in whole or in part by the Company in its sole discretion and for any reason, notwithstanding prior receipt by the Purchaser of notice of acceptance of such subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription. If this Subscription is rejected in whole, or the offering of Debentures is terminated, all funds (or Old Notes) received from the Purchaser will be returned without interest or offset, and this Subscription shall thereafter be of no further force or effect. If this Subscription is rejected in part, the funds (or Old Notes) for the rejected portion of this subscription will be returned without interest or offset, and this Subscription will continue in full force and effect to the extent this Subscription was accepted.

Term; Termination

1.4         If the Minimum Offering is not subscribed for on or prior to November 30, 2012, all funds (and Old Notes) received from the Purchaser will be returned without interest or offset, and this Subscription shall thereafter be of no further force or effect, which may be extended to December 31, 2012 at the discretion of the Company (the “Offering Period”).

1.5         All funds received from the Purchaser will held in a non-interest-bearing escrow account, pending the earlier of (a) one or more closings after reaching the Minimum Offering, (b) completion of the Maximum Offering or (c) the end of the Offering Period.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Representations and Warranties

2.1         The Purchaser represents and warrants to the Company, with the intent that the Company will rely thereon in accepting this Subscription, that:

(a)   Accredited or Non-U.S. Purchaser. The Purchaser is either (i) an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act and as set forth in Exhibit A attached hereto and made a part hereof, or (ii) not a U.S. Person as defined in Rule 902 of Regulation S promulgated under the Securities Act and as set forth in Exhibit A attached hereto and made a part hereof;

(b)   Experience. The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Securities;

(c)   Own Account. The Purchaser is purchasing the Securities as principal for its own account. The Purchaser is purchasing the Securities for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other purchaser and has no plans to enter into any such agreement or arrangement;

(d)    Exemption. The Purchaser understands that the offer and sale of the Securities is not being registered under the Securities Act or any state securities laws and is intended to be exempt from registration provided by either (i) in the case of U.S. person, Rule 506 promulgated under Regulation D and/or Section 4(2) of the Securities Act or (ii) in the case of a Non-U.S. Person, Rule 903 of Regulation S promulgated under Regulation S of the Securities Act;

(e)   Importance of Representations. The Purchaser understands that the Debentures are being offered and sold to it in reliance on an exemption from the registration requirements of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such safe harbor and the suitability of the Purchaser to acquire the Debentures;

(f)    No Registration. The Debentures have not been registered under the Securities Act or any state securities laws and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available (including, without limitation, under Rule 144 of the Securities Act, as such rule may be amended, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect (“Rule 144”)). The Purchaser represents and warrants and hereby agrees that all offers and sales of the Debentures and the Securities shall be made only pursuant to such registration or to such exemption from registration;

(g)   Risk. The Purchaser acknowledges that the purchase of the Debentures involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Debentures, including the total loss of its investment. The Purchaser has adequate means of providing for its financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Debentures for an indefinite period of time;

(h)   Information. The Purchaser and its purchaser representatives, if any, have received documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(i)    Independent Investigation. The Purchaser, in making the decision to purchase the Debentures subscribed for, has relied upon independent investigations made by it and its purchaser representatives, if any, and the Purchaser and such representatives, if any, have prior to any sale to it been given access and the opportunity to examine all material contracts and documents relating to this Offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this Offering. The Purchaser and its advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Debentures that have been requested. The Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries;

(j)    No Recommendation or Endorsement. The Purchaser understands that no federal, state or other regulatory authority has passed on or made any recommendation or endorsement of the Debentures. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription. Any representation to the contrary is a criminal offense;

(k)   No Representation. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in this Subscription;

(l)    No Tax, Legal, Etc. Advice. The Purchaser is not relying on the Company or any of its respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Debentures, and the Purchaser has relied on the advice of, or has consulted with, only its own advisers;

(m)  The Purchaser. The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Debentures, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Debentures, the execution and delivery of this Subscription has been duly authorized by all necessary action, this Subscription has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription and make an investment in the Company, and represents that this Subscription constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(n)   No Advertisement or General Solicitation. If the Purchaser is a U.S. Person, such Purchaser acknowledges that it is not aware of, is in no way relying on, and did not become aware of the offering of the Debentures through or as a result of any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; and

(o)   Foreign Purchaser. If the Purchaser is not a United States person, such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Debentures or any use of this Subscription, including: (a) the legal requirements within its jurisdiction for the purchase of the Debentures; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Debentures. Such Purchaser’s subscription and payment for, and its continued beneficial ownership of the Debentures, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

(p)   Short Sales and Confidentiality after the Date Hereof. The Purchaser covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it, will execute any “short sales” as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (“Short Sales”, which shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock) during the period commencing at the time it first became aware of this Offering and ending at the time that the transactions contemplated by this Subscription are first publicly announced.  The Purchaser covenants that until such time as the transactions contemplated by this Subscription are publicly disclosed by the Company such Purchaser will maintain the confidentiality of the existence and terms of this Offering and the information included in this Subscription.  The Purchaser acknowledges the positions of the Securities and Exchange Commission (“Commission”) set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, Purchaser makes no representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the Offering is publicly announced.  Notwithstanding the foregoing, if Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Subscription.

2.2         Each Purchaser who is exchanging Old Notes in this Offering represents and warrants to the Company, with the intent that the Company will rely thereon in accepting this Subscription, that Purchaser owns and holds, beneficially and of record, the entire right, title, and interest in and to the Old Note (including, without limitation, accrued and unpaid interest thereon) set forth on the Signature Page attached hereto, free and clear of all rights and Encumbrances (as defined below).  Holder has full power and authority to transfer and dispose of the Old Note (including, without limitation, accrued and unpaid interest thereon) set forth on the Signature Page attached hereto, free and clear of any right or Encumbrance other than restrictions under the Securities Act and applicable state securities laws.  Other than the transactions contemplated by this Subscription, there is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the Old Note set forth on the Signature Page attached hereto. “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Subscription) to grant or submit to any of the foregoing in the future.

Survival

2.3         The representations and warranties of the Purchaser contained herein will be true at the date of execution of this Subscription by the Purchaser and as of the Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Closing Date and the delivery of the Debentures. The Purchaser agrees that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Debentures.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1         The Company, upon taking up and accepting this Subscription, represents and warrants in all material respects to the Purchaser, with the intent that the Purchaser will rely thereon in making this Subscription, that:

(a)	Legality. The Company has the requisite corporate power and authority to take up and accept this Subscription and to issue, sell and deliver the Debentures; this Subscription and the issuance, sale and delivery of the Debentures hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company; this Subscription and the Debentures have been duly and validly executed and delivered by and on behalf of the Company, and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors’ rights generally;

(b)	Proper Organization. The Company and its subsidiaries (“Subsidiaries”) are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdiction of incorporation and are duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on their business, taken as whole;

(c)	No Legal Proceedings. There is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or to the knowledge of the Company, threatened, against or affecting the Company or its Subsidiaries, or any of their properties or assets, which might result in (i) a material adverse effect on the legality, validity or enforceability of this Subscription, the Debentures and the Escrow Agreement (collectively, the “Transaction Documents”), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”);

(d)	Non-Default. Neither the Company nor any of its Subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound;

(e)	Non-Contravention. The acceptance of this Subscription and the consummation of the issuance of the Debentures and the transactions contemplated by this Subscription do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under the Articles of Incorporation or By-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its properties or assets are bound, or any existing applicable decrees, judgment or order of any court, federal, state or provincial regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets;

(f)	Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws;

(g)	Issuance of the Debentures. The Debentures are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, charges, security interests, encumbrances, preemptive rights or other restrictions (collectively, “Liens”) imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Securities, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon conversion of the Debentures;

(h)	Title to Assets. The Company and its Subsidiaries have good and marketable title to the leasehold interest owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company and the Subsidiaries in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries is held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance;

(i)	No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act and non- “U.S. person” within the meaning of Rule 902 of Regulation S promulgated under the Securities Act;

(j)	Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended;

(k)	Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(k), which includes the number of shares of common stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. Except as contemplated by the Transaction Documents, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of common stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of common stock. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Debentures. There are no stockholders agreements, voting agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders;

(l)	Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary; and

(m)	Bankruptcy. The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the date hereof. Schedule 3.1(m) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Subscription, “Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with generally accepted accounting principles. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

Survival

3.2         The representations and warranties of the Company will be true and correct as of the Closing Date in all material respects and shall survive the Closing Date and the delivery of the Securities.

ARTICLE 4

COVENANTS OF THE COMPANY

Covenants of the Company

4.1         The Company covenants and agrees with the Purchaser that:

(a)	Filings. The Company shall make all necessary filings in connection with the sale of the Securities as required by the laws and regulations of all appropriate jurisdictions and securities exchanges, including but not limited to “Form D”;

(b)	Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers; and

(c)	Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

Survival

4.2         The covenants set forth in this Article shall survive the Closing Date for the benefit of the Purchaser.

ARTICLE 5

ISSUANCE OF SECURITIES

5.1         As soon as practicable after the Closing Date, the Company shall issue and deliver, or shall cause the issuance and delivery of, the Debentures in the name or names specified by the Purchaser purchased in the Offering. Such Debentures shall bear a legend in substantially one of the following forms:

For U.S. Persons:

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO THE EXEMPTION FROM THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED PROVIDED BY RULE 506 OF REGULATION D UNDER SUCH ACT AND/OR SECTION 4(2) OF SUCH ACT. THESE SECURITIES CANNOT BE TRANSFERRED, OFFERED, OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

For Non-U.S. Persons:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

5.2         The Purchaser agrees that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Article 5 is predicated upon the Company’s reliance upon this understanding.

ARTICLE 6

CLOSING

Closing Deliverables

6.1         On or prior to the Closing Date, the Company shall deliver or cause to be delivered to Purchaser the following:

(a)          this Subscription, duly executed by the Company;

(b)          the Debenture, duly executed by the Company, in the Principal Amount; and

(c)          the Escrow Agreement, duly executed by the Company and the Escrow Agent

(d)          .

6.2         On or prior to the Closing Date, Purchaser shall deliver or cause to be delivered to the Company the following:

(a)          this Subscription, duly executed by Purchaser;

(b)          the purchase price by wire transfer to the Escrow Account (or delivery of the Old Note to counsel to the Company);

(c)          the Escrow Agreement, duly executed by the Purchaser; and

(d)          the Confidential Investor Questionnaire, in the form attached hereto as Exhibit A, duly executed by the Purchaser.

6.3         The obligations of the Company and Purchaser hereunder in connection with the Closing are subject to the waiver or satisfaction of the deliverables to each party by the other of the items specified in Sections 7.1 and 7.2.

ARTICLE 7

INDEMNIFICATION

Indemnification of the Company

7.1         The Purchaser agrees to indemnify and hold harmless the Company against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Purchaser to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Subscription, provided, however, that such indemnity, shall in no event exceed the net proceeds received by the Company from the Purchaser as a result of the sale of Securities to the Purchaser.

Indemnification of the Purchaser

7.2         The Company agrees to indemnify and hold harmless the Purchaser against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Subscription, , provided, however, that such indemnity, shall in no event exceed the net proceeds received by the Company from the Purchaser as a result of the sale of Securities to the Purchaser.

ARTICLE 8

GENERAL PROVISIONS

Governing Law

8.1         This Subscription shall be governed by and construed under the law of the State of New York without regard to its choice of law provision. Any disputes arising out of, in connection with, or with respect to this Subscription, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby shall be adjudicated in a court of competent civil jurisdiction sitting in New York, New York and nowhere else. The parties hereby consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested. The address for service of process shall be (a) to the Company, at 509 Madison Avenue, Suite 306, Attn: Seth Lederman, and (b) to the Purchaser, at the address set forth on the Signature Page hereto, or, in each case, to such other address as each party shall subsequently furnish in writing to the other. In any action, suit or proceeding brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waive forever trial by jury.

Successors and Assigns

8.2         This Subscription shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

Execution by Counterparts and Facsimile

8.3         This Subscription may be executed in counterparts and by facsimile, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Subscription.

Independent Legal Advice

8.4         The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Subscription and the transactions contemplated herein or have knowingly and willingly elected not to do so.

Severability

8.5         If any term, provision, covenant or restriction of this Subscription is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

**********

TONIX PHARMACEUTICALS HOLDING CORP.

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

Purchaser hereby elects to subscribe under the Subscription Agreement for a total amount of $_____________ in Subscription Funds, which amount shall be the principal amount of the Debenture issued to Purchaser hereunder.

AND/OR

Purchaser hereby elects to subscribe under the Subscription Agreement by the exchange of Old Notes on a dollar-for-dollar basis of, in the principal face amount of Old Notes of $_____________, evidenced by Note Number ______, which amount shall be the principal amount of the Debenture issued to Purchaser hereunder.

Date: _______________, 2012.

If the purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Purchaser Name	Print Co-Purchaser Name (if applicable)

Signature of Purchaser	Signature of Co-Purchaser (if applicable)

Address

If the purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,	Country of Organization
Corporation, Limited
Liability Company or Trust

By:		By:
	Name:		Name:
	Title:		Title:

Address

TONIX PHARMACEUTICALS HOLDING CORP.

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

ACCEPTED AND AGREED TO

this ___ day of ___________, 2012.

TONIX PHARMACEUTICALS HOLDING CORP.

By:
Name:
Title:

EXHIBIT A - CONFIDENTIAL INVESTOR QUESTIONNAIRE

To be completed by:_________________________________

                                    (hereinafter referred to as the “Investor”)

This Questionnaire is being distributed to the Investor by Tonix Pharmaceuticals, Holding Corp., a Nevada corporation (the “Company”), to enable the Company to determine whether the Investor is qualified to invest in securities (the “Securities”) of the Company, on such terms and under such conditions as are described in the subscription agreement, as supplemented or amended, by and between the Investor and the Company (the “Subscription Agreement”).

Each investor wishing to invest in the offering described in the Subscription Agreement will be required to represent that such investor is an “accredited investor” as such term is defined in Rule 501 of Regulation D. In addition to such representation, the Company will rely upon the accuracy and completeness of the information provided in this Questionnaire in establishing that the issuance of securities in the offering described in the Subscription Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”).

THE INVESTOR IS OBLIGATED TO READ THIS QUESTIONNAIRE CAREFULLY AND TO ANSWER THE ITEMS CONTAINED HEREIN COMPLETELY AND ACCURATELY.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. However, the Investor understands and agrees that the Company may present, upon giving prior notice to the Investor, this Questionnaire to such parties as the Company deems appropriate if called upon to establish that the issuance of securities in the offering described in the Subscription Agreement (i) is exempt from the registration requirements of the Act, or (ii) meets the requirements of applicable state securities laws; provided, however, that the Company need not give prior notice to the Investor of its presentation of this Questionnaire to the Company’s legal, accounting and financial advisors.

The Investor understands that this Questionnaire is merely a request for information and is not an offer to sell, a solicitation of an offer to buy, or a sale of any securities. The Investor also understands that he or she may be required to furnish additional information and/or to re-confirm the information set forth herein.

Unless instructed otherwise, the Investor should answer each question on the Questionnaire. When the answer to a particular question is “None” or “Not Applicable,” please so state. If the Questionnaire does not provide sufficient space to answer a question, please attach a separate schedule to your executed Questionnaire that indicates which question is being answered thereon. Persons having questions concerning any of the information requested in this Questionnaire should consult with their purchaser representative or representatives, lawyer, accountant or broker.

One signed and dated copy of the Questionnaire should be returned to:

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor

New York, New York 10006

jturner@srff.com

Another copy should be retained for the Investor’s files.

PLEASE TYPE OR PRINT ALL INFORMATION

INVESTOR QUESTIONNAIRE

Name(s) of Investor(s):	(1)

(2)

1.	Background Information.

a.	Home Address:

b.	i)	Home Telephone:

	ii)	Home Fax:

c.	Mailing Address:
(if different)

d.	Social Security #(s):
e.	U.S. Citizen:		Yes _______ No _______

f.	Business Address:

g.	Business Telephone:

h.	Fax Number:
i.	Send correspondence to:		Home _______ Office _______

j.	eMail address:

2.	Type of Ownership.

a.	If you are an individual or individuals, indicate type of ownership subscribed for:
	__	Individual
	__	Joint Tenants with Rights of Survivorship
	__	Tenants in Common
	__	Tenants by the Entirety

b.	If you are an entity, indicate:
(i) Type of entity:
	__	Corporation
	__	Limited Partnership Survivorship
	__	General Partnership
	__	Limited Liability Company
	__	Trust (revocable at sole option of grantor(s))
	__	IRA Trust
	__	Other Trust (specify) _______________
	__	Pension or Profit Sharing Plan or Trust
(Indicate type of Plan or Trust) _______________
	__	Other (specify) ____________________

(ii) Federal Tax ID Number:

(iii) Individual(s) authorized to execute documents on behalf of the entity in connection with this investment:

Name:

Title:

Name:

Title:

(iv) Place of Organization:

(v) Date of Organization:

3A.	Accredited Investor – FOR U.S. PERSONS ONLY.

Please indicate with your initials, an “X” or other clear indication if you qualify as an “accredited investor” pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), as a result of your status as:

__	(1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity;

__	(2) a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

__	(3) an insurance company as defined in Section 2(13) of the Act;

__	(4) an investment company registered under the Investment Company Act of 1940, as amended;

__	(5) a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended;

__	(6) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

__	(7) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

__	(8) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to such Act, if:

(a)          the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or

(b)          the employee benefit plan has total assets in excess of $5,000,000, or

(c)          the employee benefit plan is a self-directed plan with investment decisions made solely by persons that are “accredited investors”;

__	(9) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

__	(10) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, partnership or Massachusetts or similar business trust, not formed for the specific purpose of making an investment in the Pubco Securities, with total assets in excess of $5,000,000;

__	(11) a director or executive officer, of the Company;

__	(12) a natural person whose individual net worth† (or joint net worth with his or her spouse) exceeds $1,000,000;

__	(13) a natural person who had an individual income* in excess of $200,000 in each of the two most recent years and who reasonably expects to have an individual income in excess of $200,000 in the current year or who had joint income, together with his or her spouse, in excess of $300,000 in each of the two most recent years and who reasonably expects to have joint income in excess of $300,000 in the current year;

†                 For purposes of this Investor Questionnaire, “net worth” means the excess of total assets at fair market value over total liabilities. For purposes of calculating net worth under this section, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this questionnaire, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability..

*                For purposes of this Investor Questionnaire, the term “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

__	(14) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of making an investment in the Pubco Securities, whose purchase of the Pubco Securities offered is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

__	(15) an entity in which all of the equity owners are “accredited investors.”

3B.	Regulation S Confirmation – FOR NON U.S. PERSONS ONLY.

Please indicate with your initials, an “X” or other clear indication if you are not a U.S. Person as defined in Section 902 of Regulation S promulgated under the Securities Act (a “Reg S Person”).

_______ Not a U.S. Person

By executing this questionnaire, such Reg S Person hereby represents that the representations in paragraphs (1) through (9) are true and correct with respect to such Reg S Person.

(1)	Such Reg S Person acknowledges and warrants that (i) the issuance and sale to such Reg S Person of the Securities is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) it is not a “U.S. Person,” as such term is defined in Regulation S and herein, and is not acquiring the Securities for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions. Such Reg S Person acknowledges that the offer and sale of the Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(2)	Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Securities cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of six months from and after the Closing Date, unless such Securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available. Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Securities.

(3)	Such Reg S Person consents to the placement of a legend on any certificate, note or other document evidencing the Securities and understands that the Company shall be required to refuse to register any transfer of Securities not made in accordance with applicable U.S. securities laws.

(4)	Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities. Such Reg S Person is purchasing the Securities as principal for its own account, for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other purchaser and has no plans to enter into any such agreement or arrangement.

(5)	Such Reg S Person is not an Affiliate of the Company nor is any Affiliate of such Reg S Person an Affiliate of the Company.With respect to a Reg S Person, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Reg S Person will be deemed to be an Affiliate of such Reg S Person.

(6)	Such Reg S Person understands that the Securities have not been registered under the Securities Act or the securities laws of any state and are subject to substantial restrictions on resale or transfer. The Securities are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(7)	Such Reg S Person acknowledges that the Securities may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available. In connection with any resale of the Securities pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

(8)	Such Reg S Person represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the offering of the Securities, including: (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Reg S person’s subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the jurisdiction of its residence.

(9)	Such Reg S Person makes the representations, declarations and warranties as contained in this Section 3B with the intent that the same shall be relied upon by the Company in determining its suitability as a purchaser of such Securities.

4.	FINRA Affiliation.

Are you affiliated directly or indirectly with a member broker-dealer firm of the Financial Industry Regulatory Authority, Inc. as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of a FINRA member broker-dealer firm?

Yes____ No_____

If the answer is “yes,” then, in order to purchase Pubco Securities in the offering, the Investor will need to provide the Company with a FINRA member affiliate certification whereby the FINRA member firm acknowledges the affiliation and its receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice with respect to an investment in Pubco Securities pursuant to the offering described in the PPM.

5.	In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

(a)	Payment Information

(i)          Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

________________________________________________

(ii)         Subscriber’s wiring instructions at the Wiring Bank:

________

(iii)        Is the Wiring Bank located in the U.S. or another “FATF Country”*?

_____ Yes ______ No

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

(iv)        Is Subscriber a customer of the Wiring Bank?

_____ Yes ______ No

(b)	Additional Information

Investors wishing to subscribe must provide the following additional information or documents unless you have previously delivered such information to the Company.

For Individual Investors:

___	A government issued form of picture identification (e.g., passport or drivers license).
___	Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

___	One or more of the above documentations has previously been provided to the Company.

For Funds of Funds or Entities that Invest on Behalf of Third Parties:

___	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

___	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

___	A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

___	A letter of reference any entity not located in the U.S. or other FATF country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

___	One or more of the above documentations has previously provided to the Company.

For all other Entity Investors:

___	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

___	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

___	A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

___	If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

___	If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

___	One or more of the above documentations has previously provided to the Company.

The undersigned understands and acknowledges that the Company will be relying on the accuracy and completeness of the information provided by the prospective investor in this Accredited Investor Questionnaire and the undersigned represents and warrants to the Company as follows:

(a)	The information is complete and correct and may be relied upon by the Company in determining whether the offer and sale of Notes in this Offering in which the undersigned proposes to participate is exempt from the registration requirements of the Securities Act;

(b)	The undersigned will notify the Company immediately of any material change in any information provided by the prospective investor in this Accredited Investor Questionnaire occurring prior to the completion of the offering of the Notes; and

(c)	The undersigned has adequate means of providing for the undersigned's current needs and personal contingencies, has no need for liquidity in its investment in the Notes, and is able to bear the economic risk of an investment in the Notes of the size contemplated by the prospective investor. In making this statement, the undersigned represents that at the present time the undersigned has sufficient means to provide for its needs in the event of a complete loss of such investment.

IN WITNESS WHEREOF, the undersigned prospective investor has executed this Accredited Investor Questionnaire as of the dated indicated below.

INDIVIDUALS:	ENTITIES:

Print Name	Print Name of Entity

Signature	Print Name of Authorized Signatory

Date of Execution	Signature of Authorized Signatory

Print Name of joint investor or other	Date of Execution
person whose signature is required

Signature

EXHIBIT B - WIRE INSTRUCTIONS

Citibank

New York, NY

Account Name: Sichenzia Ross Friedman Ference LLP (IOLA Account)

A/C#:	92883436
ABA#:	021000089
SWIFT Code:	CITIUS33

Ref: TONIX – [Insert the Name of Purchaser exactly as it appears on the Omnibus Signature Page]

EXHIBIT C – OVERNIGHT DELIVERY INSTRUCTIONS

Original Old Notes should be sent by overnight delivery as follows:

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Attn: James M. Turner, Esq.

EXHIBIT D –CONVERTIBLE DEBENTURE

EXHIBIT E – ESCROW AGREEMENT